COMPULSORY LOAN	12 Months Ended
Dec. 31, 2022
COMPULSORY LOAN
COMPULSORY LOAN

NOTE 28 — COMPULSORY LOAN

a)	Compulsory loan unpaid

The Compulsory Loan on the consumption of electricity was created by Law No. 4,156 / 62, for the purpose of expanding and improving the Brazilian electricity sector, has been collected only since 1964. With the advent of Decree-Law No. 1,512 / 76, the incidence of the compulsory loan, during the period from 1977 to 1993, was only imposed on the large industrial consumers of electric energy, classified as industrial companies with monthly consumption in excess of 2,000 Kw.h. In this second phase, the Compulsory Loan was represented by book-entry credits, and no longer by Obligations.

The collection took place in the period from 1977 to 1993 and the return of the credits was made through the delivery of the Company’s preferred shares, with four meetings for converting collected credits into shares. However, certain taxpayers questioned the constitutionality of the Compulsory Loan and deposited the tax amounts in court.

Eletrobras assumes the obligation to return the principal amount, recorded in current liabilities, being remunerated at the rate of 6% per year until the date of its conversion into shares, plus monetary restatement since the survey of the judicial deposit based on the variation of the Special Broad Consumer Price Index - IPCA-E.

b)	Provision for shares to be delivered

There is also a liability equivalent to the value of preferred B shares, used as payment in lawsuits involving monetary restatement of the compulsory loan credits converted through the four meetings held by Eletrobras.

Considering that taxpayers need to register with the administrative procedure of Requests for Shares - SAC of Eletrobras, demonstrating their legitimacy to receive these shares, there are many taxpayers who have not yet had the converted shares implemented in their name, with said shares being registered in the net equity of Eletrobras, as well as in the Custodian Bank, under the heading of "shares with shareholders to be identified", not dealing with treasury shares, but with shares subject to conversions of the Compulsory Loan credits, with the purpose of settling such credits.

As of 2008, Eletrobras used the balance of shares of shareholders not yet identified for the payment of lawsuits for inflation adjustment differences of the credits of the Compulsory Loan.

However, in the light of a new legal opinion, understanding was consolidated that Eletrobras may discharge the obligation to deliver preferred B shares through capital increase or the acquisition of identical shares in the market, whichever is more advantageous.

Opening balance as of December 31, 2021 and 2020	1,216,335	1,047,109
Ingress of resources	44,746	—
Provision for Implantation of Shares	101,813	107,652
Debt charges	9,360	30,791
Interest payment	(11,518)	(1,328)
Monetary adjustment	26,632	32,111
Write-off	(97,766)	—
Final balance as of December 31, 2022 and 2021	1,289,602	1,216,335

Accounting Policy

Eletrobras records the obligation with remuneration at the rate of 6% per year until the date of its conversion into shares, plus monetary correction based on the Special Broad Consumer Price Index – IPCA-E, according to Decree-Law No. 1,512/76. In the case of the provision for the implementation of shares, the amount is adjusted by the share price.